Exhibit 99.1

Olin To Pursue Private Offering Of Senior Notes

CLAYTON, Mo., February 28, 2025 /PRNewswire/ — Olin Corporation (NYSE: OLN) announced today that it intends to offer (the “Offering”) $600 million aggregate principal amount of senior notes due 2033 (the “Senior Notes”), subject to market and other conditions. The Senior Notes will be Olin’s senior unsecured obligations and will not be guaranteed by any subsidiaries of Olin on the issue date.

Olin intends to use the net proceeds of the Offering, together with borrowings under new replacement credit facilities that Olin intends to enter into concurrently with or shortly after the consummation of the Offering (the “Replacement Credit Facilities”), to (i) redeem all of its $500.0 million of 5.125% Senior Notes due 2027 (the “2027 Notes”), (ii) refinance its existing revolving credit facility and repay all borrowings thereunder, including anticipated borrowings that will be used to redeem all of its 9.500% Senior Notes due 2025 (the “2025 Notes”), (iii) refinance its existing term loan facility and (iv) pay related fees and expenses (collectively, the “Refinancing Transactions”). This press release does not constitute a notice of redemption and does not constitute an offer to redeem or purchase any of the 2025 Notes or the 2027 Notes and the Offering is not conditioned on the closing of the Replacement Credit Facilities.

The Senior Notes will be offered in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Senior Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

The Senior Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, the Senior Notes nor shall there be any sale of the Senior Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No assurance can be made that the Offering will be consummated on its proposed terms or at all.

COMPANY DESCRIPTION

Olin Corporation is a leading vertically integrated global manufacturer and distributor of chemical products and a leading U.S. manufacturer of ammunition. The chemical products produced include chlorine and caustic soda, vinyls, epoxies, chlorinated organics, bleach, hydrogen, and hydrochloric acid. Winchester’s principal manufacturing facilities produce and distribute sporting ammunition, law enforcement ammunition, reloading components, small caliber military ammunition and components, industrial cartridges, and clay targets.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements in this press release which are not historical in nature are “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the Offering. These statements often include words such as “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “outlook,” “project,” “estimate,” “forecast,” “optimistic,” “target,” and variations of such words and similar expressions relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future events, and current expectations, estimates and projections about the Offering, the Refinancing Transactions and the Replacement Credit Facilities.

These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

The risks, uncertainties and assumptions involved in our forward-looking statements, many of which are discussed in more detail in our filings with the SEC, including without limitation the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024 and other reports furnished or filed with the SEC, include, but are not limited to, the following: sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us; declines in average selling prices for our products and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products; unsuccessful execution of our operating model, which prioritizes Electrochemical Unit (ECU) margins over sales volumes; failure to control costs and inflation impacts or failure to achieve targeted cost reductions; our reliance on a limited number of suppliers for specified feedstock and services and our reliance on third-party transportation; availability of and/or higher-than-expected costs of raw material, energy, transportation, and/or logistics; the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards; exposure to physical risks associated with climate-related events or increased severity and frequency of severe weather events; the failure or an interruption, including cyber-attacks, of our information technology systems; risks associated with our international sales and operations, including economic, political or regulatory changes; failure to identify, attract, develop, retain and motivate qualified employees throughout the organization and ability to manage executive officer and other key senior management transitions; our inability to complete future acquisitions or joint venture transactions or successfully integrate them into our business; adverse conditions in the credit and capital markets, limiting or preventing our ability to borrow or raise capital; weak industry conditions affecting our ability to comply with the financial maintenance covenants in our existing credit facilities; our indebtedness and debt service obligations; the effects of any declines in global equity markets on asset values and any declines in interest rates or other significant assumptions used to value the liabilities in, and funding of, our pension plans; our long-range plan assumptions not being realized, causing a non-cash impairment charge of long-lived assets; changes in, or failure to comply with, legislation or government regulations or policies, including changes regarding our ability to manufacture or use certain products and changes within the international markets in which we operate; new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities; unexpected outcomes from legal or regulatory claims and proceedings; costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings; various risks associated with our Lake City U.S. Army Ammunition Plant contract and performance under other governmental contracts; and failure to effectively manage environmental, social and governance (ESG) issues and related regulations, including climate change and sustainability.

All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements. We may not consummate the Offering and, if the Offering is consummated, we cannot provide any assurance regarding the final terms of the Offering. Our ability to consummate the Refinancing Transactions and obtain the Replacement Credit Facilities is subject to prevailing market conditions.

2025-02

SOURCE Olin Corporation